                        WOON-HYUN LAW AND NOTARY OFFICE


Registered No. 1994 - 308


                              NOTARIAL CERTIFICATE


                        WOON-HYUN LAW AND NOTARY OFFICE
                          233, NAEJA-DONG, CHONGRO-KU
                                  SEOUL, KOREA

[SEAL]

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That HYUNDAI HEAVY INDUSTRIES CO., LTD., a Korean corporation ("Company"), hereby makes, constitutes and appoints:

                                  JOO-YONG KIM

as its true and lawful attorney in fact for Company and in its name, place and stead, as its act and deed, and for its use and benefit, to do each and all of the following:

        1. To exercise all voting, consent, approval and other similar rights of Company with respect to capital stock of Maxtor Corporation, whether such rights arise by law, charter document, contract or otherwise.

        2. To enter into agreements, execute and deliver instruments and take such other actions as, in each case, such attorney in fact deems advisable (which shall be conclusively evidenced by his taking such action) for the purpose of exercising all rights of Company referred to in paragraph 1 above.

        3. To execute, file and deliver such reports, schedules, notices and other documents, and any amendments thereto or other actions relating thereto, relating to or connected with Maxtor Corporation or capital stock of Maxtor Corporation as, in each case, such attorney in fact deems advisable (which shall be conclusively evidenced by his taking such action), including without limitation one or more Schedules 13D under the Securities Exchange Act of 1934, as amended, any amendments thereto and any joint filing agreement relating thereto.

        GIVING AND GRANTING unto said attorney in fact full power and authority to do and perform every act and thing whatsoever incident to the foregoing as fully to all intents and purposes as Company might or could do for itself, hereby ratifying and confirming all that such attorney in fact shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, Purchaser has executed this power this 1st day of Feb., 1994.




                                        HYUNDAI HEAVY INDUSTRIES CO., LTD.


                                        By: JUNG-KOOK KIM
                                            ------------------------------
                                            Jung-Kook Kim
                                            President & Representative Director

                                        Registered No. 1994 - 308

                                        Notarial Certificate

                                        Mr. CHAN - KI, HO

                                        attorney in fact of

                                        MR. JUNG - KOOK, KIM PRESIDENT

                                        OF HYUNDAI HEAVY INDUSTRIES

                                        CO., LTD.

[Korean version not shown]
                                        appeared before me and admitted said

                                        principal's subscription to the attached

                                        POWER OF ATTORNEY


                                        This is hereby attested on this

                                        1ST day of FEB, 1994 at this office

                                        WOON-HYUN LAW AND NOTARY OFFICE

                                          223 NAEJA-DONG, CHONGRO-KU
                                                SEOUL, KOREA

_________________________________       ___________________________________
                                                            Attorney-at-Law


This office has been authorized by the Minister of Justice, Republic of Korea, to act as Notary Public Since Sep. 1, 1979, under Law No. 45-14

                        WOON-HYUN LAW AND NOTARY OFFICE


Registered No. 1994 - 309



                              NOTARIAL CERTIFICATE




                        WOON-HYUN LAW AND NOTARY OFFICE
                          233, NAEJA-DONG, CHONGRO-KU
                                  SEOUL, KOREA

[SEAL]

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That HYUNDAI CORPORATION, a Korean corporation ("Company"), hereby makes, constitutes and appoints:

                                  JOO-YONG KIM

as its true and lawful attorney in fact for Company and in its name, place and stead, as its act and deed, and for its use and benefit, to do each and all of the following:

        1. To exercise all voting, consent, approval and other similar rights of Company with respect to capital stock of Maxtor Corporation, whether such rights arise by law, charter document, contract or otherwise.

        2. To enter into agreements, execute and deliver instruments and take such other actions as, in each case, such attorney in fact deems advisable (which shall be conclusively evidenced by his taking such action) for the purpose of exercising all rights of Company referred to in paragraph 1 above.

        3. To execute, file and deliver such reports, schedules, notices and other documents, and any amendments thereto or other actions relating thereto, relating to or connected with Maxtor Corporation or capital stock of Maxtor Corporation as, in each case, such attorney in fact deems advisable (which shall be conclusively evidenced by his taking such action), including without limitation one or more Schedules 13D under the Securities Exchange Act of 1934, as amended, any amendments thereto and any joint filing agreement relating thereto.

        GIVING AND GRANTING unto said attorney in fact full power and authority to do and perform every act and thing whatsoever incident to the foregoing as fully to all intents and purposes as Company might or could do for itself, hereby ratifying and confirming all that such attorney in fact shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, Purchaser has executed this power this 1st day of Feb., 1994.


                                        HYUNDAI CORPORATION


                                        By: SE-YONG PARK
                                            ------------------------------
                                            Se-Yong Park
                                            President & Representative Director

                                        Registered No. 1994 - 308

                                        Notarial Certificate

                                        Mr. CHAN - KI, HO

                                        attorney in fact of

                                        MR. SE-YONG, PARK PRESIDENT

                                        OF HYUNDAI CORPORATION

[Korean version not shown]


                                        appeared before me and admitted said

                                        principal's subscription to the attached

                                        POWER OF ATTORNEY


                                        This is hereby attested on this

                                        1ST day of FEB, 1994 at this office

                                        WOON-HYUN LAW AND NOTARY OFFICE

                                          223 NAEJA-DONG, CHONGRO-KU
                                                SEOUL, KOREA

_________________________________       ___________________________________
                                                            Attorney-at-Law


This office has been authorized by the Minister of Justice, Republic of Korea, to act as Notary Public Since Sep. 1, 1979, under Law No. 45-14

                        WOON-HYUN LAW AND NOTARY OFFICE


Registered No. 1994 - 310



                              NOTARIAL CERTIFICATE




                        WOON-HYUN LAW AND NOTARY OFFICE
                          233, NAEJA-DONG, CHONGRO-KU
                                  SEOUL, KOREA


[SEAL]

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That HYUNADI MERCHANT MARINE CO., LTD., a Korean corporation ("Company"), hereby makes, constitutes and appoints:

                                  JOO-YONG KIM

as its true and lawful attorney in fact for Company and in its name, place and stead, as its act and deed, and for its use and benefit, to do each and all of the following:

        1. To exercise all voting, consent, approval and other similar rights of Company with respect to capital stock of Maxtor Corporation, whether such rights arise by law, charter document, contract or otherwise.

        2. To enter into agreements, execute and deliver instruments and take such other actions as, in each case, such attorney in fact deems advisable (which shall be conclusively evidenced by his taking such action) for the purpose of exercising all rights of Company referred to in paragraph 1 above.

        3. To execute, file and deliver such reports, schedules, notices and other documents, and any amendments thereto or other actions relating thereto, relating to or connected with Maxtor Corporation or capital stock of Maxtor Corporation as, in each case, such attorney in fact deems advisable (which shall be conclusively evidenced by his taking such action), including without limitation one or more Schedules 13D under the Securities Exchange Act of 1934, as amended, any amendments thereto and any joint filing agreement relating thereto.

        GIVING AND GRANTING unto said attorney in fact full power and authority to do and perform every act and thing whatsoever incident to the foregoing as fully to all intents and purposes as Company might or could do for itself, hereby ratifying and confirming all that such attorney in fact shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, Purchaser has executed this power this 1st day of Feb., 1994.


                                        HYUNDAI MERCHANT MARINE CO., LTD.


                                        By: SE-YONG PARK
                                            ------------------------------
                                            Se-Yong Park
                                            President & Representative Director

                                        Registered No. 1994 - 310

                                        Notarial Certificate

                                        Mr. CHAN - KI, HO

                                        attorney in fact of

                                        MR. SE - YONG, PARK PRESIDENT

                                        OF HYUNDAI MERCHANT MARINE CO.,

                                                                 LTD.

[Korean version not shown]
                                        appeared before me and admitted said

                                        principal's subscription to the attached

                                        POWER OF ATTORNEY


                                        This is hereby attested on this

                                        1ST day of FEB, 1994 at this office

                                        WOON-HYUN LAW AND NOTARY OFFICE

                                          223 NAEJA-DONG, CHONGRO-KU
                                                SEOUL, KOREA

_________________________________       ___________________________________
                                                            Attorney-at-Law


This office has been authorized by the Minister of Justice, Republic of Korea, to act as Notary Public Since Sep. 1, 1979, under Law No. 4544